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                                                                   Exhibit 10.36

                                 PROMISSORY NOTE

South San Francisco, California                                          $82,600

July 12, 2002

     FOR VALUE RECEIVED, the undersigned David Morgans ("BORROWER") hereby promises to pay to the order of Cytokinetics, Incorporated, a Delaware corporation ("LENDER" also known as "Cytokinetics") at 280 East Grand Avenue, South San Francisco, California (or at such other address as the holder of this NOTE may designate by notice to BORROWER), in lawful money of the United States of America, the sum of Eighty Two Thousand Six Hundred Dollars ($82,600), as set forth below.

     1.     Definitions.

                  a. "INTEREST RATE" shall mean the PRIME RATE plus 1%, which sum is equal to 5.75% per annum.

                  b. "SHARES" shall mean the options to purchase 137,666 shares of Common Stock of the LENDER presently held by BORROWER and the shares of Common Stock of the LENDER to be acquired by BORROWER upon exercise of such options that will secure payment hereunder.

                  c. "DUE DATE" shall mean the earliest of any of the following:

                           (i) the sale, conveyance, alienation, assignment, pledge, grant of any lien or other transfer by BORROWER of any of the SHARES without the prior written consent of the LENDER;

                           (ii)   ninety (90) days after TERMINATION OF
                                  EMPLOYMENT;

                           (iii)  eighteen (18) months after a LIQUIDITY EVENT;
                                  or

                           (iv) such earlier date as may be required by LENDER upon acceleration of the DUE DATE in accordance with Section 5 of this NOTE.

                  d. "TERMINATION OF EMPLOYMENT" shall mean the voluntary or involuntary termination of BORROWER's employment relationship with LENDER for any reason or no reason, with or without cause.

                  e. "LIQUIDITY EVENT" shall mean (i) an acquisition of the LENDER in which the stockholders of the LENDER receive cash or publicly traded securities in exchange for their shares of stock of the LENDER, or
                           (ii) the

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                           first public offering by the LENDER of shares of its
                           capital stock pursuant to a registration statement on Form S-1 under the Securities Act of 1933.

                  f. "PRIME RATE" shall mean an interest rate equal to the interest rate announced by the Federal Reserve Bank of San Francisco as its prime rate as of the date of this NOTE.

     2.     Payments.

                  a. Commencing on the date hereof, interest on the unpaid principal balance of this NOTE shall accrue at the INTEREST RATE.

                  b. The NOTE shall be repayable according to the following schedule:

                           (i) On the first anniversary of this NOTE, all interest accrued under this NOTE to such date;

                           (ii) On the second anniversary of this NOTE, all interest accrued under this NOTE to such date;

                           (iii) 20% of the original principal balance of this NOTE on the third anniversary of this NOTE, plus all interest accrued under this NOTE to such date;

                           (iv) 20% of the original principal balance of this NOTE on the fourth anniversary of this NOTE, plus all interest accrued under this NOTE to such date;

                           (v) 20% of the original principal balance of this NOTE on the fifth anniversary of this NOTE, plus all interest accrued under this NOTE to such date; and

                           (vi) 40% of the original principal balance of this NOTE on the sixth anniversary of this NOTE, plus all interest accrued under this NOTE to such date.

                           Notwithstanding the foregoing, all principal and accrued interest on the principal balance of this NOTE shall be due and payable on the DUE DATE.

                  g. All payments shall be applied first against accrued interest, and secondly against principal.

     3.     Prepayment.

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         BORROWER may prepay all or any portion of the principal on this NOTE and the accrued interest without penalty or acceleration of the DUE DATE of this NOTE.

     4.     Security/Insurance.

         This NOTE is secured by a pledge of the SHARES under the terms of a SECURITY AGREEMENT, substantially in the form attached hereto as Exhibit A (the "SECURITY AGREEMENT") and dated as of even date hereof, and is subject to all of the provisions thereof.

     5.     Acceleration of DUE DATE.

         The entire unpaid principal of this NOTE and accrued interest thereon shall at the election of the LENDER, become immediately due and payable upon the occurrence of any of the following, irrespective of the DUE DATE as otherwise defined in this NOTE:

                  a. BORROWER fails to make any payment when the same is due;

                  b. BORROWER fails to perform or observe any of the covenants or obligations of BORROWER set forth in this NOTE or contained in the SECURITY AGREEMENT for a period of ten (10) days after written notice thereof from LENDER;

                  c. A bankruptcy or insolvency proceeding is instituted by or against BORROWER, or if a receiver is appointed for the property of BORROWER; or

                  d. BORROWER makes an assignment for the benefit of creditors.

     6.     Collection Costs Borne by BORROWER.

         In the event of any failure on the part of BORROWER to make any payment when the same is due, LENDER shall be entitled to recover from BORROWER all costs of effecting collection of the same, including reasonable attorneys' fees. Unpaid principal and interest subject to collection shall bear interest at the maximum rate allowed under California law for nonexempt lenders.

     7.     Certification of BORROWER.

         So long as the NOTE shall remain outstanding, BORROWER shall not sell, assign, transfer, convey, pledge, or grant a lien against the SHARES. In the event of any involuntary (by act of law or otherwise) sale, conveyance, pledge, lien, alienation or other transfer by BORROWER of any of the SHARES, BORROWER shall immediately notify LENDER.

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         BORROWER also warrants that, upon the written request of LENDER,
         BORROWER shall deliver to LENDER a written confirmation that a sale, conveyance, pledge, lien, alienation or other transfer of the SHARES has not occurred.

     8.     Full Recourse.

         The holder of this NOTE shall have full recourse against the BORROWER, and shall not be required to proceed against the collateral securing the NOTE pursuant to the SECURITY AGREEMENT in the event of the occurrence of an event set forth in Section 5 of this NOTE.

     9.     No Right to Continued Employment.

         Nothing contained herein shall be construed to confer on BORROWER any right to continued employment with the LENDER.

     10.    Governing Law.

         This NOTE shall be governed by and construed in accordance with the internal laws of the State of California. BORROWER consents to personal jurisdiction in any court in San Mateo County, California.

     11.    Successors.

         This NOTE shall be binding upon and shall inure to the benefit of the parties hereto and their respective representatives, heirs, administrators, successors and assigns.

Effective as of the date set forth above.

BORROWER:

         /s/ David Morgans
__________________________________________

Name:         David Morgans Jr.
      _____________________________________

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ACCEPTED AND ACKNOWLEDGED:

LENDER:

CYTOKINETICS, INCORPORATED, a Delaware corporation

By: /s/ James Sabry
   -------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------
By: /s/ Robert Blum
    ------------------------------------
Name: Robert I. Blum
      ----------------------------------
Title: SVP Corp Dev & Finance & CFO
       ---------------------------------
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